EXHIBIT 32.1

CERTIFICATION
Pursuant to
18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the “Company”), does hereby certify that:

This Form 10-Q for the fiscal quarter ended September 30, 2007 of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007	/s/ Zhao Ming
Zhao Ming Chief Executive Officer and President

Date: November 14, 2007	/s/ Jin Xia
Jin Xia Chief Financial Officer and Treasurer